Form 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 19, 1995 (October 17, 1995)


                           SUMMIT BANCSHARES, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Texas                        0-11986                 75-1694807
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


              1300 Summit Avenue
              Fort Worth, Texas                               76102
     ----------------------------------------             --------------
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (817) 336-6817


                                Not applicable
        ------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.      Not Applicable.

Item 2.      Not Applicable.

Item 3.      Not Applicable.

Item 4.      Not Applicable.

Item 5.      Other Events.

             The Board of Directors of the Company has declared a two (2) for one (1) stock split to be effected as a 100% stock dividend. The stock dividend is to be payable on December 6, 1995 to holders of record of the Company's common stock as of the close of business on November 20, 1995.

             All certificates representing issued shares (including treasury shares) which are in existence on December 6, 1995 shall thereafter, without any further action being taken, represent the same number of shares as they theretofore represented.

             The shares of the Company's common stock to be issued as a result of such stock dividend shall be issued at the par value of such stock, $1.25 per share, and an amount of surplus equal to the aggregate par value of the shares issued pursuant to such stock dividend shall be transferred to stated capital of the Company.

Item 6.      Not Applicable.

Item 7.      Financial Statements and Exhibits.

             (a)    Not Applicable
             (b)    Not Applicable
             (c)    Exhibits

                    28(a)   Press Release, dated October 19, 1995

Item 8.      Not Applicable.



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SUMMIT BANCSHARES, INC.


                                  By: /s/ Bob G. Scott
                                     -----------------------------------------
                                     Bob G. Scott
                                     Senior Vice President and
                                     Chief Financial Officer


DATE:  October 19, 1995

                               EXHIBIT INDEX


Exhibit No.                       Exhibit                            Page
-----------         ---------------------------------------        --------
   28(a)            Press Release, dated October 19, 1995

                               EXHIBIT 28(a)


N E W S from Summit Bancshares, Inc.


For Immediate Release                                 For Information Contact:
October 19, 1995                                      Philip E. Norwood, CEO
                                                      Bob G. Scott, CFO
                                                      (817) 877-2660


                     SUMMIT BANCSHARES ANNOUNCES
                        2 FOR 1 STOCK SPLIT


Fort Worth, Texas - Summit Bancshares, Inc. (Nasdaq: SBIT) today announced that the Board of Directors has declared a two (2) for one (1) stock split to be effected as a 100% stock dividend. The stock split is to be payable on December 6, 1995 to holders of record of the Company's common stock as of the close of business of November 20, 1995.

James L. Murray, Chairman of Summit Bancshares, Inc., stated, "We believe this stock split will benefit our shareholders by increasing the shares outstanding and improving the liquidity of our common stock."

SBI is a community oriented bank holding company with three banking subsidiaries - Summit National Bank, Alta Mesa National Bank and Camp Bowie National Bank. The banks are engaged in full-service commercial and consumer banking in Tarrant County with consolidated assets of $330 million.


                                 # # #




 Summit Bancshares, Inc.  1300 Summit Ave., Ste. 604  Fort Worth, Texas 76102
                Telephone (817) 336-6817   FAX (817) 877-2726